SUPPLEMENT

DATED JUNE 1, 2009

TO THE CURRENTLY EFFECTIVE

CLASS A, CLASS B, and CLASS C SHARES PROSPECTUS

CLASS I SHARES PROSPECTUS

CLASS R3, R4 and R5 SHARES PROSPECTUS

EACH DATED MARCH 1, 2009

FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY, THE “PROSPECTUSES”)

The Prospectuses referenced above are revised as follows:

THE HARTFORD INCOME ALLOCATION FUND AND THE HARTFORD TOTAL RETURN BOND FUND

Under the headings “The Hartford Income Allocation Fund” and “The Hartford Total Return Bond Fund” in the Prospectuses, the following paragraphs are inserted before the first full paragraph:

PROPOSED REORGANIZATION. At a meeting held on May 6, 2009, the Board of Directors of The Hartford Mutual Funds, Inc. approved on behalf of The Hartford Income Allocation Fund (the “Acquired Fund”) and The Hartford Total Return Bond Fund (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”).

Effective July 31, 2009, shares of the Acquired Fund will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Hartford Mutual Funds.

The Board of Directors of The Hartford Mutual Funds, Inc. has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 9, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by the shareholders of the Acquired Fund.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

A proxy statement containing detailed information concerning the Reorganization is expected to be mailed to the Acquired Fund’s shareholders in July 2009, and may also be obtained at that time by contacting The Hartford Mutual Funds at P.O. Box 64387, St. Paul, MN 55164-0387.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.